UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )
Filed by the Registrant  ☒                             Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12
SecureWorks Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting To Be Held on June 21, 2018.

SECUREWORKS CORP.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: April 26, 2018
Date: June 21, 2018 Time: 11:00 a.m. Eastern Time
Location: Meeting live via the Internet—please visit www.virtualshareholdermeeting.com/SCWX2018.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/SCWX2018 and be sure to have the information that is printed in the box marked by the arrow à  (located on the following page).

SECUREWORKS CORP. ONE CONCOURSE PARKWAY NE, SUITE 500 ATLANTA, GEORGIA 30328
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper or e-mail copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before submitting your proxy or attending the meeting and voting.

See the reverse side of this notice to obtain proxy materials and instructions for submitting your proxy or attending the meeting and voting.

—  Before You Submit Your Proxy or Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT  ANNUAL REPORT ON FORM 10-K

How to View Online:
Have the information that is printed in the box marked by the arrow à
 (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. You can also request a paper or e-mail copy of the proxy statement, annual report, and form of proxy relating to all of SecureWorks Corp.'s future stockholder meetings. Please choose one of the following methods to make your request:

1) BY INTERNET:             www.proxyvote.com
2) BY TELEPHONE:        1-800-579-1639
3) BY E-MAIL*:                sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow à  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 7, 2018 to facilitate timely delivery.

— How To Submit Your Proxy or Vote — Please Choose One of the Following Methods

Submit Your Proxy By Internet:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow à   (located on the following page) available and follow the instructions. You may use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on Wednesday, June 20, 2018.

Attend The Meeting and Vote By Internet: You can attend the meeting on Thursday, June 21, 2018, at 11:00 a.m. Eastern Time via the Internet and vote at the meeting using the 16-digit control number provided.
Go to www.virtualshareholdermeeting.com/SCWX2018. Have the information that is printed in the box marked by the arrow à (located on the following page) available and follow the instructions.

Submit Your Proxy By Phone: You can submit your proxy by telephone by requesting a paper copy of the proxy materials, which will include a proxy card containing a toll-free telephone number and instructions for submitting your proxy by telephone.

Submit Your Proxy By Mail: You can submit your proxy by mail by requesting a paper copy of the proxy materials, which will include a proxy card and instructions for submitting your proxy by mail.

Voting Items

The Board of Directors recommends that you vote FOR each of the nominees listed under Proposal 1:
1.	Election of three Class II Directors
Nominees:
To be elected for terms expiring at the 2021 Annual Meeting of Stockholders: 01) Pamela Daley 02) Egon Durban 03) James M. Whitehurst
The Board of Directors recommends that you vote FOR Proposals 2 and 3:

2.
Approval of amendment to SecureWorks Corp. 2016 Long-Term Incentive Plan to increase the number of shares of Class A common stock issuable under the plan and to approve the material terms for payment of qualified performance-based compensation under the plan in accordance with Section 162(m) of the Internal Revenue Code

3.	Ratification of the appointment of PricewaterhouseCoopers LLP as SecureWorks Corp.'s independent registered public accounting firm for fiscal year ending February 1, 2019

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.